UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 27, 2001
                                                         ---------------

                         TRINITY ENERGY RESOURCES, INC.
               ---------------------------------------------------
               (Exact Name of Registrant as specified in charter)


         Nevada                   000-29333                  87-0431497
-----------------------------   --------------       ---------------------------
(State or other jurisdiction    (Commission         (IRS Employer Identification
  of incorporation)              File Number)            No.)


16420 Park Ten Place, Suite 450, Houston, Texas                         77084
------------------------------------------------                      ---------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (281) 829-9910
                                                    ---------------

                                       N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  OTHER EVENTS.

On April 27, 2001, Trinity Energy Resources, Inc. (the "Company") closed a transaction with Diasu Oil and Gas Company, Inc. ("Diasu") whereby the Company purchased working interests (the "Properties") varying from 30% to 60% of Diasu's net position in certain oil and natural gas fields in Texas and Louisiana. The Company paid Diasu $330,500.00 in exchange for interests to be acquired.

The following table sets forth the interests acquired by the Company on April 27, 2001:


                              Net                       Net
Property                    Working Interest         Revenue Interest
---------                   ----------------         ----------------

Morgan Creek Village #1           .07125                 .051506
Keystone Mills #1                 .07500                 .056250
McCombs #1                        .04999                 .037496
Broussard #1                      .02562                 .019218
LL&E #2                         .0234375                 .017951
Constantin JR #2 ST-2            .042842                 .029017

Net proved reserves associated with the interests being purchased were valued at approximately $989,00 as of January 1, 2001 and included approximately 76,500 barrels of oil equivalent or 0.359 billion cubic feet gas equivalent. Based on reserve volumes, the assets are approximately 63% natural gas based and approximately 37% oil based.

Furthermore, management believes it significant to mention that with respect to the Statement of Revenues and Direct Operating Expenses as presented below, that some additional discussion is appropriate, in that one of the wells in the acquired inventory, the L,L & E #2, had been shut-in for six (6) months during year 2000. Post-workover, gross revenue to all interest holders from just this well during the last two(2) months of 2000 was $202,135, which would equate to net revenue of $3,628 to the Company interest in the well. The gross profit margin for this well during the two month period was 97.5%.

It is also relevant to mention that oil and gas prices are subject to significant short-term fluctuations. As is evident in the table below in Note 3 of the Financial Statement, prices changed substantially from the year ended December 31, 2000 to the year ended December 31, 2001. The reserve estimate for year ended December 31, 2001 reflects this price sensitivity.

At the time of this report, the posted oil prices in major United States checkpoints ranged from $18.75 to $23.50 per barrel. The majority of the interests acquired in this transaction are benchmarked or tied to Lower Louisiana Sour crude oil postings, which closed at $22.75 per barrel on April 23, 2002. Similarly, posted natural gas prices ranged from $2.880 to $3.580 per mcf. The majority of the interests acquired in this transaction are tied to Henry Hub prices, which closed at $3.58 per mcf on April 23, 2002.

Item 7. Financial Statements and Exhibits

         (a). Financial Statements of Business Acquired.


                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
   Trinity Energy Resources, Inc.
   Houston, Texas

We have audited the accompanying statement of revenues and direct operating expenses of the property acquired by Trinity Energy Resources, Inc. (Diasu Interests) for the year ended December 31, 2000. This financial statement is the responsibility of Trinity Energy Resources, Inc.'s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared as described in Note 1 for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission ("SEC") for inclusion in certain SEC regulatory reports and filings of Trinity Energy Resources, Inc. and are not intended to be a complete presentation of the revenues and direct operating expenses of the properties.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the properties described in Note 1 for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.


Malone & Bailey, PLLC
Houston, Texas
www.malone-bailey.com

April 8, 2002

                                 DIASU INTERESTS
               STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
                          Year Ended December 31, 2000




Revenues
  Oil                                                                 $ 5,472
  Gas                                                                  24,950
                                                                      -------
Total revenues                                                         30,422

Lease operating expenses                                               10,819
                                                                      -------
Revenues in excess of direct operating expenses                       $19,603
                                                                      =======

                                 DIASU INTERESTS
                          NOTES TO FINANCIAL STATEMENT


NOTE 1 - BASIS OF PRESENTATION

In April 2001, Trinity Energy Resources, Inc. ("Trinity") entered into an agreement to purchase interests in six producing properties ("Diasu Interests") of Diasu Oil and Gas Company, Inc. ("Diasu") for a total price of $330,500.

The accompanying statement of revenues and direct operating expenses ("Statement") was prepared from the historical accounting records of Diasu (accrual basis, successful efforts method of accounting for oil and gas activities) in accordance with accounting principles generally accepted in the United States.

Oil revenues and associated direct operating expenses relate to the net revenue interest and net working interest, respectively, in the Diasu Interests. With respect to gas sales, the sales method is used for recording revenues. Under this approach, each party recognizes revenues based on sales actually made regardless of proportionate share of the related production. Under the sales method, direct operating expenses are allocated to the Diasu Interests properties in proportion to the revenue recognized. Lease operating expenses include labor, repairs and maintenance, fuel consumed and supplies utilized to operate and maintain the wells and related equipment and facilities. The statement does not include general and administrative expenses, interest or provisions for depreciation, depletion, amortization and dismantlement costs, or for taxes on income.

Complete financial statements, including a balance sheet, are not presented as the Diasu Interests was not maintained as a separate business unit and assets, liabilities or indirect operating costs applicable to the Diasu Interests were not segregated. It is not practicable to identify all assets, liabilities or indirect operating costs applicable to the Diasu Interests.

NOTE 2 - SUPPLEMENTAL OIL AND GAS INFORMATION (unaudited)

The following estimates of proved and proved developed reserve quantities and related Standardized Measure of discounted net cash flow are estimates only, and do not purport to reflect realizable values or fair market values of the Diasu Interests reserves. Trinity emphasizes that reserve estimates are inherently imprecise. Accordingly, these estimates are expected to change as future information becomes available. All of the Diasu Interests reserves are located in the United States.

Reserve information presented below is based on the January 1, 2001 reserve report prepared by an independent petroleum engineer. The December 31, 1999 information has been computed by adjusting the January 1, 2001 reserve report for production and known purchases during 2000.

Proved reserves are estimated reserves of crude oil (including condensate and natural gas liquids) and natural gas that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are those expected to be recovered through existing wells, equipment, and operating methods.

                                                          Oil            Gas
                                                        (MBbls)         (MMcf)
                                                        ------          -----
         Proved developed reserves
           at December 31, 1999     33                     269
         Production                                         (0)            (8)
                                                        ------          -----
         Proved reserves at December 31, 2000               33            261
                                                        ======          =====

The "Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves" (Standardized Measure) is a disclosure requirement under Statement of Financial Accounting Standards No. 69 (SFAS 69). The Standardized Measure does not purport to present fair market value of the proved oil and gas reserves. This would require consideration of expected future economic and operating conditions, which are not taken into account in calculating the Standardized Measure.

The Standardized Measure of discounted future net cash flows for the year ended December 31, 2000 is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves, less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, less estimated future income tax expenses (based on year-end statutory tax rates) to be incurred on pretax net cash flows less tax basis of the properties and available credits, and assuming continuation of existing economic conditions. The estimated future net cash flows are then discounted using a rate of 10 percent a year to reflect the estimated timing of the future cash flows.

The following Standardized Measure and changes in Standardized Measure are based on the reserve estimate performed as of December 31, 2000 using appropriate year-end prices and costs.

Set forth below is the Standardized Measure (before income taxes) relating to proved oil and gas reserves at December 31, 2000 (in thousands):

         Future cash inflows                                      $2,303
         Future production and development costs                    (673)
                                                                  ------
         Future net cash inflows                                   1,630
         10% annual discount for estimated timing
           of cash flows                                            (641)
                                                                  ------
         Standardized Measure (before income taxes)
           of discounted future net cash flows                    $ 989
                                                                  ======

The Standardized Measure of discounted future net cash flows is based on the following oil and gas prices at December 31, 2000:

         Oil (per Bbl)                                             $24.91
         Gas (per Mcf)                                               5.68

The following is an analysis of the changes in the Standardized (before income taxes) for the year ended December 31, 2000 (in thousands):

         Standardized Measure (before income taxes)
           - beginning of year                                 $1,006
         Sales and transfers of oil and gas produced,
           net of production costs                                (17)
                                                               -------
         Standardized Measure (before income taxes)
           - end of year                                       $  989
                                                               =======

NOTE 3 - REVISIONS DUE TO CURRENT DATA

The following is an analysis of the changes in the reserve report from December 31, 2000 to the most current information obtained in the December 31, 2001 reserve report (in thousands):

                                                                     Disc.
                                                                    Future
                                                                     Net
                                                   Oil       Gas    Cash
                                                 (MBls)    (MMcf)   Flows
                                                 -----     -----    -----
         Balances, December 31, 2000                33       261    $ 989
         Production in 2001                         (2)       (9)     (39)
         Revisions due to:
         -   price sensitivity
             and volume revisions                   11        (5)    (404)
         -   premature reservoir
             exhaustion                                       (8)     (42)
         -   expiration of lease                             (43)    (162)
                                                 -----     -----    -----
         Balances, December 31, 2001                42       196    $ 342
                                                 =====     =====    =====

Price changes are summarized as follows:
                                                              December 31,
                                                           2001           2000
                                                           ----           ----
         Oil (per Bbl)                                    $17.00         $24.91
         Gas (per Mcf)                                      2.13           5.68


         (b).  Pro Forma Financial Information

         The acquisition of Diasu Oil & Gas Company, Inc., will be accounted for using the purchase method of accounting. Because pro forma financial statements giving effect to the purchase on a historical basis would be substantially identical to the financial statements of Trinity, no pro forma financial statements are included herewith.

         (c).  Exhibits

         Exhibit No.       Description

         10.1(1) Letter of Intent between Trinity Energy Resources, Inc. and Diasu Oil and Gas Company, Inc.

         (1) Previously filed with Form 8-K on May 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TRINITY ENERGY RESOURCES, INC.

Date:  May 6, 2002                        /s/ Dennis E. Hedke
                                          -------------------------
                                           Dennis E. Hedke
                                           President